Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Annual Report on Form 10-K for the year ended December 31, 2012 of BreitBurn Energy Partners L.P (the “Partnership”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James G. Jackson, Chief Financial Officer of BreitBurn GP, LLC, the general partner of the Partnership, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ James G. Jackson
James G. Jackson
Chief Executive Officer of BreitBurn GP, LLC

Dated:	February 28, 2013